UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 5, 2010

CONVENIENCE TV INC.
(Exact name of registrant as specified in its charter)

Nevada	333-0518293	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

248 Main Street,
Venice, CA, 90219
(Address of principal executive offices)

310 - 566 - 3696
(Registrant's telephone number, including area code)

Costa Rica Paradise Inc.
#6 Harbor Town, Laguna Vista,
Texas, 78578
Tel: 877 - 943 - 3210
(Registrant's former name, address and telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17
CFR 240.14d -2(b))

 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17
CFR 240.13e -4(c))

TABLE OF CONTENTS

Page

Item 1.01     Entry into Material Definitive Agreement
Item 2.01     Completion of Acquisition or Disposition of Assets.

Description of Business
Financial Information
Properties
Security Ownership of Certain Beneficial Owners and Management
Directors and Executive Officers
Executive Compensation
Certain Relationships and Related Transactions, and Director Independence
Legal Proceedings
Market Price of and Dividends on the Registrant's Common Equity and Related Stockholder Matters
Recent Sales of Unregistered Securities
Description of Securities
Indemnification of Directors and Officers
Financial Statements and Supplementary Data
Changes in and Disagreements with Accountants on Accounting and Financial Disclosure

Item 3.02     Unregistered Sales of Equity Securities.
Item 5.01     Changes in Control of Registrant
Item 5.03     Amendments to Articles of Incorporation or Bylaws;
                     Change in Fiscal Year
Item 5.06.    Change in Shell Company Status
Item 9.01.    Financial Statements and Exhibits

Item 1.01     Entry into Material Definitive Agreement
Item 2.01     Completion of Acquisition or Disposition of Assets.
Item 3.01     Unregistered Sales of Equity Securities.
Item 5.01     Changes in Control of Registrant

As used in this Current Report on Form 8-K, unless otherwise stated, all references to the "Company", "we," "our" and "us" refer to Convenience TV Inc.

Share Exchange

On April 1, 2010 we entered into an acquisition agreement (the "Acquisition Agreement") with Global Fusion Media Inc., a company incorporated under the laws of British Columbia ("Global Fusion").  According to the terms of the Acquisition Agreement, we agreed to acquire all of the interest in C-Store Network, LLC ("C-Store") from Global Fusion in exchange for 36,000,000 shares of our common stock (the "Acquisition").

On May 5, 2010 we closed the transactions contemplated by the Acquisition Agreement and acquired C-Store as our wholly owned subsidiary. Going forward, we will be abandoning our former business and will focus on the business operations of C-Store. C-Store is a media and advertising company which focuses on direct advertising to customers in convenience stores through North America.

On May 4, 2010, prior to the consummation of the acquisition of C-Store, we had 45,500,000 shares of our common stock issued and outstanding following a 7 for 1 forward split. Upon the closing of the transactions contemplated by the Acquisition Agreement we issued 36,000,000 shares of our common stock to Global Fusion for the acquisition of C-Store and cancelled 27,800,000 shares of common stock held by Rhonda Esparza, our former director and officer. The 36,000,000 shares were issued in reliance upon an exemption from registration pursuant to Regulation S promulgated under the Securities Act of 1933, as amended (the "Securities Act"). As of the filing of this Current Report on Form 8-K there were 53,700,000 shares of our common stock issued and outstanding.

Further details on the transactions contemplated by the Acquisition Agreement can be found in our Current Report on Form 8-K filed with the Securities and Exchange Commission on April 9, 2010.

Accounting Treatment

The Acquisition is being accounted for as a "reverse merger," since Global Fusion now owns a majority of the outstanding shares of our common stock immediately following the Acquisition. Consequently, the assets and liabilities and the historical operations that will be reflected in the financial statements prior to the Acquisition will be those of C-Store and will be recorded at the historical cost basis of C-Store, and the consolidated financial statements after completion of the Acquisition will include the assets and liabilities our company and C-Store, historical operations of C-Store, and operations of the Registrant from the closing date of the Acquisition. As a result of the issuance of the shares of our common stock pursuant to the Acquisition, a change in control of our company occurred on the date of consummation of the Acquisition. We will continue to be a "small business issuer," as defined under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), following the Acquisition.

Description of Business

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements.  To the extent that any statements made in this report contain information that is not historical, these statements are essentially forward-looking.  Forward-looking statements can be identified by the use of words such as "expects", "plans", "will", "may,", "anticipates", "believes", "should", "intends", "estimates", and other words of similar meaning.  These statements are subject to risks and uncertainties that cannot be predicted or quantified and, consequently, actual results may differ materially from those expressed or implied by such forward-looking statements.  Such risks and uncertainties include, without limitation, our ability to raise additional capital to finance our activities; the effectiveness, profitability and marketability of our products; legal and regulatory risks associated with the share exchange; the future trading of our common stock; our ability to operate as a public company; our ability to protect our proprietary information; general economic and business conditions; the volatility of our operating results and financial condition; our ability to attract or retain qualified senior management personnel and research and development staff; and other risks detailed from time to time in our filings with the Securities and Exchange Commission (the "SEC"), or otherwise.

Information regarding market and industry statistics contained in this report is included based on information available to us that we believe is accurate.  It is generally based on industry and other publications that are not produced for purposes of securities offerings or economic analysis.  We have not reviewed or included data from all sources, and cannot assure investors of the accuracy or completeness of the data included in this report.  Forecasts and other forward-looking information obtained from these sources are subject to the same qualifications and the additional uncertainties accompanying any estimates of future market size, revenue and market acceptance of products and services.  We do not undertake any obligation to publicly update any forward-looking statements.  As a result, investors should not place undue reliance on these forward-looking statements.

Overview

We were incorporated in Nevada on December 4, 2008, to engage in the business of real estate investment consulting with respect to properties located in Costa Rica. On April 23, 2010 our board of directors authorized a change in name to "Convenience TV Inc." and a forward split of our common stock on a basis of 7 for 1 which is to be effective upon receipt of approval from FINRA. All references to shares of our common stock in this Current Report already factor on this forward split. On May 5, 2010 we experienced a change of control upon the closing of the Acquisition of C-Store. Our statutory registered agent in Nevada is National Registered Agents Inc. of NV located at 1000 East William Street, Suite 204, Carson City, Nevada 89701. Our business office is located at 248 Main Street, Venice, CA, 90219 and our telephone number is 310-566-3696.

Previous Business

Before we experienced the change of control and closed the transactions contemplated by the Acquisition Agreement with Global Fusion, we planned to offer real estate consulting services to persons located in North America and around the globe, who are interested in investing in real estate located in Costa Rica. We were not able to raise sufficient funds to continue this business and our management consequently began to focus on opportunities for business combinations with revenue-generating companies.

Current Business

Upon acquiring C-Store pursuant to the acquisition agreement, we adopted the business of C-Store. We are now engaged in the provision of advertising services through a network of in-location televisions installed at various convenience store locations.

Principal Products

 We will pursue exclusive agreements with a variety of convenience store operators to provide them with in-location television network advertising. We have a relationship with Universal Distributing Co. Ltd., to organize location acquisitions. Universal currently has representatives who focus mainly on the convenience store industry with a variety of products. Universal covers approximately 40 states. Our advertising network is designed to deliver both entertaining content and targeted advertising on a demographic basis to each retail location. In addition our advertising network delivers promotional advertising tied to products within the retail location. The programming can be up-dated quickly and is tailored to meet the specific clients' need for increased sales, customer enjoyment and brand reinforcement.

We customize the installation at each store depending on the particular store's configuration and size. In general, we install one 42 inch LCD screen in the highest traffic area of the store (generally in the cooler section) and one 32 inch LCD screen in the cash area. Currently, we purchase the screens from LG and our playback computers are purchased from Dell, however we are constantly reviewing the products of all screen and computer manufacturers to ensure that we receive the best price possible. We contract out our in-store installations to several independent installation companies. We sign a 5 year agreement with the location owner that contains a 3 to 5 year renewal option. The renewal is at our sole discretion.

Screen Presentation

Side Panel
no sound
Flash, jpeg, video

Main Panel
includes sound
Full motion video

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C-STORE NETWORK

Ticker
live feed providing stock market info, sports, headlines, etc.

We supply all the equipment and programming as well as advertising sales on a revenue sharing basis. Revenue from advertising sales for our convenience store network is split with the location on a net basis (after all costs of the network are deducted). Revenue splits vary from customer to customer.

We generate revenues mainly through the sale of advertisements on our advertising network which is displayed on screens throughout convenience store locations. SeeSaw Networks has developed a costing formula for advertisements on our network as one of our primary advertising distributors:

  Our network's monthly average of active viewers is discounted by 40% then divided by 1000, to reach what is called "Customers Per Thousand" (CPM). That number is then multiplied by the rate charged to the Ad Buyer (the CPM Rate) to determine the revenue generated per month, per store.

We receive revenue from two main and two ancillary sources:

Main:

  Advertising Sales on our network - nationally contracted to Outcast Media Inc. and SeeSaw Networks; and
  Physical Product Sales - We receive a commissions on products sold to the stores from those companies wishing to promote their new products on a direct basis if we place products within store which did not previously sell them.

Ancillary:

  Digital Downloads of ringtones, songs and games - customers who purchase one of these products due to our advertising do so using a a special code which signifies our network as the origin of the purchase and we receive commissions for this purchase;
  Outbound Text Messaging campaigns - We are paid a percentage for each text message sent by a customer when they participate in a promotion being advertised on our network.

Content and Advertisements

Content is an extremely important element to the success of our advertising network. It must be current, relevant and entertaining so as to attract viewers. The national average of a customer's dwell time within a convenience store is approximately 6 minutes per visit. We split our network programming into 3 minute segments of both advertising and entertaining content such as movie trailers, music videos, extreme sports, outdoors shows, and trivia. An added feature is the ability to sell branded content or "advertainment", which is the combination of entertainment and advertising into one content piece.

Our content strategy was developed during an initial 9 month testing phase. We tested: remote management software; internet connectivity; and, developed installation criteria. In addition, we tested different types of content, various lengths of content playtime, the process of receiving and in-putting store promotions and, the development of a system that would deliver those promotions in a timely manner back to the network.

We currently have arrangements with content owners that allow us to provide a continuous content mix to our network.

Our management will take an active role in selling the advertising for the network. They will also work with agencies to ensure that the network is available to all levels of purchasing. In order to expose our advertising network to potential corporate clients who wish to include their marketing items on our network, we have made arrangements with certain ad selling groups:

  Outcast - a mixed media advertising company can sell our advertising network time to clients interested access to both gas pump and in-store.

  See Saw Networks Inc. - SeeSaw accumulates networks under their sales umbrella to deliver national footprints for their media buyers.
  Media Rich Marketing - Media Rich is a product placement and sponsorship marketing company specializing in partnering brands with television, radio and online media outlets.  The company has placed products on shows in prime time to local television programming. The company has worked with TV programs on ABC and Fox, syndicated programs such as: Regis and Kelly; The Ellen Degeneres Show; NASCAR Angels; and The Today Show; as well as cable networks including Fox News Channel, MSNBC and CNN.

Markets

We sell our services primarily to companies looking to advertise their products on our convenience store network. Frequently these companies hire advertising placement agents and these agents are generally our intermediaries between the actual customers.

Frost & Sullivan, a global growth consulting firm, estimates that by the year 2010, advertising on U.S. and Canadian networked displays will be a $3.7 billion-a-year business. The Wall Street Journal, on July 21st 2005, noted that new technologies are transforming out-of-home advertising.

We have targeted the convenience store market for these reasons:

  Overwhelming number of locations overall (167,000+);
  Large In-Store traffic - national average 1500 people per day;
  Easy to establish a large "captive audience ".
  Minimal deployment costs as targeted stores are on average 2000 sq. ft.
  Large "Male Audience" in the hard to reach 18-44 age group;
  Multiple Vendors as Advertising Prospects.

Competition

We face competition from various advertising companies ranging from small, private businesses to large, state-sponsored enterprises.

Many of our competitors have longer operating histories, better brand recognition and greater financial resources than we do.  In order for us to successfully compete in our industry we will need to:

  develop highly marketable content and sales strategies;
  continue developing our relationships with major advertising companies and sales agencies; and
  increase our financial resources.

However, there can be no assurance that even if we do these things we will be able to compete effectively with the other companies in our industry.

We believe that we will be able to compete effectively in our industry because of a successful placement strategy and focus on in-store advertising in convenience stores. We believe our competitive advantages of our advertising network are:

  Greater message impact by using full-motion, full-color video;
  The ability to change the message faster, more easily and less expensively than replacing printed signage and point of sale material;
  The ability to change the message based on time of day, day of week - even due to weather;
  The ability to efficiently and inexpensively provide regional, local and even site-specific programming;
  Reduces the length of time required to deploy new promotional programs;
  Offer product partners a more relevant/cost-effective merchandising platform;
  Ability to reduce merchandising clutter by promoting multiple products and perishables in the store and at the right time.

However, as we are a newly-established company, we face the same problems as other new companies starting up in an industry, such as lack of available funds. Our competitors may be substantially larger and better funded than us, and have significantly longer histories of research, operation and development than us. In addition, they may develop similar technologies to ours and use the same methods as we do and generally be able to respond more quickly to new or emerging technologies and changes in legislation and regulations relating to the industry. Additionally, our competitors may devote greater resources to the development, promotion and sale of their products or services than we do. Increased competition could also result in loss of key personnel, reduced margins or loss of market share, any of which could harm our business.

Intellectual Property

We have not filed for any protection of our name or trademark. We own all content on our website: http://c-storenetwork.net/

Research and Development

We did not incur any research and development expenses from our inception on March 31, 2008 to December 31, 2009.

Reports to Security Holders

We are subject to the reporting and other requirements of the Exchange Act and we intend to furnish our shareholders with annual reports containing financial statements audited by our independent auditors and to make available quarterly reports containing unaudited financial statements for each of the first three quarters of each year.

The public may read and copy any materials that we file with the SEC at the SEC's Public Reference Room at 100 F Street, NE, Washington, D.C. 20549. The public may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC maintains an Internet site that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC. The address of that site is www.sec.gov.

Government Regulations

We are not aware of any government regulations which would have a significant impact on our operations.

Environmental Regulations

We are not aware of any material violations of environmental permits, licenses or approvals that have been issued with respect to our operations. We expect to comply with all applicable laws, rules and regulations relating to our business, and at this time, we do not anticipate incurring any material capital expenditures to comply with any environmental regulations or other requirements.

While our intended projects and business activities do not currently violate any laws, any regulatory changes that impose additional restrictions or requirements on us or on our potential customers could adversely affect us by increasing our operating costs or decreasing demand for our products or services, which could have a material adverse effect on our results of operations.

Employees

We do not currently have any employees. Our Chief Financial Officer and Chief Executive Officer provide services to us as consultants.

Financial Information

Management's Discussion and Analysis of Financial Condition and Results of Operations

The following is a discussion of C-Store's financial statements for the quarterly period ended December 31, 2009 and for the period from March 31, 2008 (inception) to March 31, 2009. As described above, the financials of C-Store will be our financials going forward due to the reverse take-over accounting treatment of the acquisition transaction. Pro-forma financial statements are not required to be filed as this transaction is treated as a recapitalization.

The following discussion should be read in conjunction with the financial statements of C-Store, including the notes thereto, appearing elsewhere in this report. The discussion of results, causes and trends should not be construed to imply any conclusion that these results or trends will necessarily continue into the future. All references to currency in this "Management's Discussion and Analysis of Financial Condition and Results of Operations" section are to U.S. dollars, unless otherwise noted.

Liquidity and Capital Resources

For the nine months ended December 31, 2009

As of December 31, 2009 we had $8,457 in prepaid expenses, current assets of $8,457, current liabilities of $383,698 and a working capital deficit of $375,241. As of December 31, 2009 we had total assets of $110,342.

During the nine months ended December 31, 2009 we spent net cash of $62,603 on operating activities, compared to net cash spending of $133,498 on operating activities during the same period in 2008. The decrease in operating activities for the nine months ended December 31, 2009 was primarily due to decreased operations as a result of a lack of cash.

During the nine months ended December 31, 2009 we spent net cash of $8,005 on investing activities compared to $37,604 during the same period in 2008. These expenditures were all for acquisition of property and equipment.

During the nine months ended December 31, 2009 we received net cash of $70,608 from financing activities, compared to net cash received of $171,102 from financing activities during the same period in 2008. All of our receipts from financing activities during the nine months ended December 31, 2009 and 2008 were in the form of proceeds from Global Fusion Media Inc., C-Store's former parent company.

For the period from March 31, 2008 (inception) to March 31, 2009

As of March 31, 2009 we had $8,457 in prepaid expenses, current assets of $8,457, current liabilities of $320,747 and a working capital deficit of $312,290. As of March 31, 2009 we had total assets of $141,157.

During the year ended March 31, 2009 we used net cash of $163,565 on operating activities, used net cash of $147,811 in investing activities for the acquisition of property and assets and received cash of $311,376 from financing activities which was entirely the result of advances from Global Fusion Media Inc., C-Store's former parent company.

We anticipate that we will meet our ongoing cash requirements by retaining income as well as through equity or debt financing. We plan to cooperate with various individuals and institutions to acquire the financing required to produce and distribute our products and anticipate this will continue until we accrue sufficient capital reserves to finance all of our productions independently.

We estimate that our expenses over the next 12 months (beginning May 2010) will be approximately $1,702,600 as described in the table below. These estimates may change significantly depending on the nature of our future business activities and our ability to raise capital from shareholders or other sources.

Description	Estimated Completion Date	Estimated Expenses ($)
Legal and accounting fees	12 months	100,000
Marketing and advertising	12 months	17,600
Management and operating costs	12 months	650,000
Salaries and consulting fees	12 months	200,000
Fixed asset purchases	12 months	660,000
General and administrative expenses	12 months	75,000
Total		1,702,600

We intend to meet our cash requirements for the next 12 months through a combination of debt financing and equity financing by way of private placements. We currently do not have any arrangements in place to complete any private placement financings and there is no assurance that we will be successful in completing any private placement financings. If we are not able to successfully complete any private placement financings, we plan to cooperate with film and television producers or obtain shareholder loans to meet our cash requirements. However, there is no assurance that any such financing will be available or if available, on terms that will be acceptable to us. We may not raise sufficient funds to fully carry out our business plan.

Debt Cancellation

On May 5, 2010, concurrently with the closing of the acquisition of C-Store from Global Fusion, Global Fusion provided a release and debt cancellation to C-Store to eliminate all debt owed by C-Store to Global Fusion.

Share Cancellation

Also on May 5, 2010 and also concurrently with the closing of the acquisition of C-Store, we entered into, and closed, an agreement with our former sole director and officer, Rhonda Esparza, pursuant to which Ms. Esparza cancelled 27,800,000 post split shares of our common stock held in her name.

Results of Operations

For the three months ended December 31, 2009 and December 31, 2008

Revenues

During the three months ended December 31, 2009 we did not earn any revenues and incurred a net loss of $28,551. During the three months ended December 31, 2008 we did not earn any revenues and incurred a net loss of $16,925.

Expenses

During the three months ended December 31, 2009 we incurred total expenses of $28,551 which included $13,091 in amortization, $13,744 in foreign exchange loss and $1,716 in professional fees. Comparatively, during the same time in 2008, we incurred total expenses of $16,925 including $2,787 in amortization, $14,353 in management fees, $5,625 in network management, $6,379 in travel and promotion as well as a gain of $13,389 due to currency exchange.

For the nine months ended December 31, 2009 and December 31, 2008

Revenues

During the nine months ended December 31, 2009 we did not earn any revenues and incurred a net loss of $93,766. During the nine months ended December 31, 2008 we earned $14,326 in revenue and incurred a net loss of $125,726 due to higher expenses.

Expenses

During the nine months ended December 31, 2009 we incurred total expenses of $93,766 including $38,820 in amortization, $6,000 in management fees, $5,000 in network management, $6,216 in professional fees, $4,293 in travel and promotion as well as a loss of $33,311 due to currency exchange. Comparatively, during the same time in 2008, we incurred total expenses of $140,052 including $6,554 in amortization, $117,305 in management fees, $14,955 in network management, $999 in professional fees, $9,091 in travel and promotion as well as a gain of $16,857 due to currency exchange.

For the period from March 31, 2008 (inception) to March 31, 2009

Revenues

During the period from March 31, 2008 (inception) to March 31, 2009 we generated $14,326 in revenues and a net loss of $179,591.

Expenses

During the period from March 31, 2008 (inception) to March 31, 2009 we incurred total expenses of $193,917 including $15,111 in amortization, $6,470 in content services, $122,305 in management fees, $40,760 in network management, $3,912 in office and general expenses, $2,664 in professional fees, $22,340 in travel and promotion as well as a gain of $19,645 due to currency exchange.

Off-Balance Sheet Arrangements

We have no significant off-balance sheet arrangements that have or are reasonably likely to have a current or future effect on our financial condition, changes in our financial condition, revenues or expenses, results of operations, liquidity, capital expenditures or capital resources that are material to our stockholders.

Inflation

The effect of inflation on our revenues and operating results has not been significant.

Critical Accounting Policies

Our financial statements are affected by the accounting policies used and the estimates and assumptions made by management during their preparation. A complete listing of these policies is included in Note 2 of the notes to our financial statements for the period from March 31, 2008 (inception) to March 31, 2009. We have identified below the accounting policies that are of particular importance in the presentation of our financial position, results of operations and cash flows, and which require the application of significant judgment by management.

Estimates

The preparation of financial statements in conformity with US generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. We regularly evaluate estimates and assumptions related to the useful life and recoverability of long-lived assets. We base our estimates and assumptions on current facts, historical experience and various other factors that we believe to be reasonable under the circumstances, the results of which form the basis for making judgments about the carrying values of assets and liabilities and the accrual of costs and expenses that are not readily apparent from other sources. The actual results experienced by us may differ materially and adversely from our estimates. To the extent there are material differences between the estimates and the actual results, future results of operations will be affected.

Revenue Recognition

The Company recognizes revenue in accordance with Securities and Exchange Commission ("SEC") Staff Accounting Bulletin No. 104, "Revenue Recognition in Financial Statements". Revenue consists of streaming advertising services. Revenue is recognized only when the price is fixed or determinable, persuasive evidence of an arrangement exists, the service is performed, and collectibility is reasonably assured.

Impairment of Long-lived Assets

In accordance with Statement of Financial Accounting Standards ("SFAS") No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets", the Company tests long-lived assets or asset groups for recoverability when events or changes in circumstances indicate that their carrying amount may not be recoverable. Circumstances which could trigger a review include, but are not limited to: significant decreases in the market price of the asset; significant adverse changes in the business climate or legal factors; accumulation of costs significantly in excess of the amount originally expected for the acquisition or construction of the asset; current period cash flow or operating losses combined with a history of losses or a forecast of continuing losses associated with the use of the asset; and current expectation that the asset will more likely than not be sold or disposed significantly before the end of its estimated useful life. Recoverability is assessed based on the carrying amount of the asset and its fair value which is generally determined based on the sum of the undiscounted cash flows expected to result from the use and the eventual disposal of the asset, as well as specific appraisal in certain instances. An impairment loss is recognized when the carrying amount is not recoverable and exceeds fair value.

Description of Property

We currently rent an office totaling 500 square meters in area and is provided to us by our management at no cost.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth the ownership, as of May 5, 2010, of our common stock by each of our directors, by all of our executive officers and directors as a group and by each person known to us who is the beneficial owner of more than 5% of any class of our securities. As of May 5, 2010, there were 53,700,000 shares of our common stock issued and outstanding. All persons named have sole or shared voting and investment control with respect to the shares, except as otherwise noted. The number of shares described below includes shares which the beneficial owner described has the right to acquire within 60 days of the date of this Form 8-K.

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class (2)
Common Stock	Global Fusion Media Inc. (1) 248 Main Street, Venice, CA, 90219	36,000,000	67
	All Officers and Directors as a Group	36,000,000	67

(1)     Our directors and officers, Norman Knowles and Greg Trevor shares voting and dispositive control over shares of our common stock held by Global Fusion Media Inc.

(2)     Based on 53,700,000 issued and outstanding shares of our common stock as of May 5, 2010.

Changes in Control

As of May 5, 2010 we had no pension plans or compensatory plans or other arrangements which provide compensation in the event of termination of employment or a change in our control.

Directors and Executive Officers

Directors and Officers

Our Articles state that our authorized number of directors shall be not less than one and shall be set by resolution of our Board of Directors. Our Board of Directors has fixed the number of directors at three, and we currently have three directors.

Our current directors and officers are as follows:

Name	Age	Position
Norman Knowles	55	President, Chief Executive Officer and Director
Greg Trevor	63	Chief Financial Officer, Principal Accounting Officer Secretary, Treasurer, and Director

Our Directors will serve in that capacity until our next annual shareholder meeting or until their successors are elected and qualified. Officers hold their positions at the will of our Board of Directors. There are no arrangements, agreements or understandings between non-management security holders and management under which non-management security holders may directly or indirectly participate in or influence the management of our affairs.

Norman Knowles, President and Chief Executive Officer

Mr. Knowles, age 55, has spent the last 20 years developing location-based networks within the retail and hospitality industries. Mr. Knowles extended this expertise through a company he co-founded, Your Choice Networks, which delivered an entertainment and advertising platform to the Quick Serve Restaurant (QSR) industry. For the past several years he has consulted and developed content and advertising strategies for emerging location-based networks. Mr. Knowles has owned and operated and continues to be employed by Universal Distributing Co. Ltd. a private distribution and consulting company since 1976. From December 2004 through April 2005 Mr. Knowles was engaged as a consultant for and partner in Your Choice Network LLC., from April 2005 through September 2007 Mr. Knowles was a shareholder and consultant to Fusion Media Inc., a privately held advertising company.  After leaving Fusion Media Inc., Mr. Knowles helped with the founding of Global Fusion Media Inc., a privately held media company where he was appointed as the President and Chief Executive Officer, and with which we entered into a an acquisition agreement on April 1, 2010.

Greg Trevor, Chief Financial Officer, Principal Accounting Officer Secretary and Treasurer

Mr. Trevor is an honors graduate from the University of Victoria in British Columbia, Canada. He is 63 years old. His background includes: 15 years of financial services experience with Canadian institutions, and 12 years as an agent and marketer for clients in the toy and game industry. His role encompassed all aspects of the production, distribution, marketing and sales processes. Since his retirement in 1999, he has taken on various consulting roles. From 2001 to 2003, a Canadian company in Lagos, Nigeria hired him to administer an 80 member multi-national staff where he acted as Corporate Liaison to senior business, financial and government leaders during the implementation of a property tax program for the State Government. In 2004, he consulted on a building project in Dubai, UAE. In 2005 he returned to Canada where he consulted to a private leasing firm. Since July 2006, has consulted to Global Fusion Media Inc., privately held media company with which we entered into an acquisition agreement on April 1, 2010, on their C-Store "Captive Audience" TV Network  project.

Other Directorships

None of our directors hold any other directorships in any company with a class of securities registered pursuant to section 12 of the Exchange Act or subject to the requirements of section 15(d) of such Act or any company registered as an investment company under the Investment Company Act of 1940.

Board of Directors and Director Nominees

Since our Board of Directors does not include a majority of independent directors, the decisions of the Board regarding director nominees are made by persons who have an interest in the outcome of the determination. The Board will consider candidates for directors proposed by security holders, although no formal procedures for submitting candidates have been adopted. Unless otherwise determined, at any time not less than 90 days prior to the next annual Board meeting at which a slate of director nominees is adopted, the Board will accept written submissions from proposed nominees that include the name, address and telephone number of the proposed nominee; a brief statement of the nominee's qualifications to serve as a director; and a statement as to why the security holder submitting the proposed nominee believes that the nomination would be in the best interests of our security holders. If the proposed nominee is not the same person as the security holder submitting the name of the nominee, a letter from the nominee agreeing to the submission of his or her name for consideration should be provided at the time of submission. The letter should be accompanied by a résumé supporting the nominee's qualifications to serve on the Board, as well as a list of references.

The Board identifies director nominees through a combination of referrals from different people, including management, existing Board members and security holders. Once a candidate has been identified, the Board reviews the individual's experience and background and may discuss the proposed nominee with the source of the recommendation. If the Board believes it to be appropriate, Board members may meet with the proposed nominee before making a final determination whether to include the proposed nominee as a member of the slate of director nominees submitted to security holders for election to the Board.

Some of the factors which the Board considers when evaluating proposed nominees include their knowledge of and experience in business matters, finance, capital markets and mergers and acquisitions. The Board may request additional information from each candidate prior to reaching a determination, and it is under no obligation to formally respond to all recommendations, although as a matter of practice, it will endeavor to do so.

Conflicts of Interest

Our directors are not obligated to commit their full time and attention to our business and, accordingly, they may encounter a conflict of interest in allocating their time between our operations and those of other businesses. In the course of their other business activities, they may become aware of investment and business opportunities which may be appropriate for presentation to us as well as other entities to which they owe a fiduciary duty. As a result, they may have conflicts of interest in determining to which entity a particular business opportunity should be presented. They may also in the future become affiliated with entities that are engaged in business activities similar to those we intend to conduct.

In general, officers and directors of a corporation are required to present business opportunities to the corporation if:

  the corporation could financially undertake the opportunity;
  the opportunity is within the corporation's line of business; and
  it would be unfair to the corporation and its stockholders not to bring the opportunity to the attention of the corporation.

We plan to adopt a code of ethics that obligates our directors, officers and employees to disclose potential conflicts of interest and prohibits those persons from engaging in such transactions without our consent.

Significant Employees

Other than as described above, we do not expect any other individuals to make a significant contribution to our business.

 Legal Proceedings

None of our directors, executive officers, promoters or control persons has been involved in any of the following events during the past five years:

  any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time;
  any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offences);

  being subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities; or
  being found by a court of competent jurisdiction (in a civil action), the SEC or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, where the judgment has not been reversed, suspended, or vacated.

Audit Committee

We do not currently have an audit committee or a committee performing similar functions. The Board of Directors as a whole participates in the review of our financial statements and disclosure.

Family Relationships

There are no family relationships among our officers, directors, or persons nominated for such positions.

Code of Ethics

We have not yet adopted a code of ethics that applies to our officers, directors and employees. When we do adopt a code of ethics, we will disclose it in a Current Report on Form 8-K.

Executive Compensation

The following summary compensation table sets forth the total annual compensation paid or accrued by us to or for the account of our principal executive officer during the last completed fiscal year and each other executive officer whose total compensation exceeded $100,000 in either of the last two fiscal years:

Summary Compensation Table (1)

Name and Principal Position	Year	Salary ($)	Total ($)
Rhonda Esparza (2)	2009	0	0
	2008

(1)     We have omitted certain columns in the summary compensation table pursuant to Item 402(a)(5) of Regulation S-K as no compensation was awarded to, earned by, or paid to any of the executive officers or directors required to be reported in that table or column in any fiscal year covered by that table.

(2)     Rhonda Esparza served as our President, Chief Executive Officer, Chief Financial Officer, Principal Accounting Officer, Secretary, Treasurer and Director from December 4, 2008 to April 9, 2010.

Option Grants

As of the date of this report we had not granted any options or stock appreciation rights to our named executive officers or directors.

Management Agreements

We have not yet entered into any consulting or management agreements with any of our current executive officers or directors.

Compensation of Directors

Our directors did not receive any compensation for their services as directors from our inception to the date of this report. We have no formal plan for compensating our directors for their services in the future in their capacity as directors, although such directors are expected in the future to receive options to purchase shares of our common stock as awarded by our Board of Directors or by any compensation committee that may be established.

Pension, Retirement or Similar Benefit Plans

There are no arrangements or plans in which we provide pension, retirement or similar benefits to our directors or executive officers. We have no material bonus or profit sharing plans pursuant to which cash or non-cash compensation is or may be paid to our directors or executive officers, except that stock options may be granted at the discretion of the Board of Directors or a committee thereof.

Compensation Committee

We do not currently have a compensation committee of the Board of Directors or a committee performing similar functions. The Board of Directors as a whole participates in the consideration of executive officer and director compensation.

Certain Relationships and Related Transactions, and Director Independence

On May 5, 2010, pursuant to the closing of the acquisition agreement with Global Fusion, we issued 36,000,000 shares of our common stock to Global Fusion, which is under common management with us.

On May 5, 2010 we also entered into and closed a share cancellation agreement with our former director and officer, Rhonda Esparza, pursuant to which Ms. Esparza cancelled 27,800,000 shares of our common stock.

There have been no other transactions since the beginning of our last fiscal year or any currently proposed transactions in which we are, or plan to be, a participant and the amount involved exceeds $120,000 or one percent of the average of our total assets at year end for the last two completed fiscal years, and in which any related person had or will have a direct or indirect material interest.

Director Independence

Our securities are quoted on the OTC Bulletin Board which does not have any director independence requirements. Once we engage further directors and officers, we plan to develop a definition of independence and scrutinize our Board of Directors with regard to this definition.

Legal Proceedings

We are not aware of any material pending legal proceedings to which we are a party or of which our property is the subject. We also know of no proceedings to which any of our directors, officers or affiliates, or any registered or beneficial holders of more than 5% of any class of our securities, or any associate of any such director, officer, affiliate or security holder are an adverse party or have a material interest adverse to us.

Market Price of and Dividends on the Registrant's Common Equity and Related Stockholder Matters

Market Information

Our common stock is not traded on any exchange. Our common stock is quoted on OTC Bulletin Board, under the trading symbol "CRPZ.OB". We cannot assure you that there will be a market in the future for our common stock.

OTC Bulletin Board securities are not listed and traded on the floor of an organized national or regional stock exchange. Instead, OTC Bulletin Board securities transactions are conducted through a telephone and computer network connecting dealers. OTC Bulletin Board issuers are traditionally smaller companies that do not meet the financial and other listing requirements of a national or regional stock exchange.

The first trade of our common stock on the Bulletin Board occurred on April 20, 2010.

Holders

As of the date of this report there were 31 holders of record of our common stock.

Dividends

To date, we have not paid dividends on shares of our common stock and we do not expect to declare or pay dividends on shares of our common stock in the foreseeable future. The payment of any dividends will depend upon our future earnings, if any, our financial condition, and other factors deemed relevant by our Board of Directors.

Equity Compensation Plans

As of the date of this report we did not have any equity compensation plans.

Recent Sales of Unregistered Securities

During the last three years, we completed the following sales of unregistered securities:

  On December 4, 2008 we sold 28,000,000 shares of our common stock to our former sole director and officer, Rhonda Esparza. These shares were issued without a prospectus pursuant to Section 4(2) under the Securities Act.
  On May 5, 2010, pursuant to the closing of the acquisition agreement with Global Fusion, we issued 36,000,000 shares of our common stock to Global Fusion, which is under common management with us. These shares were issued without a prospectus pursuant to Regulation S under the Securities Act.

Our reliance upon the exemption under Section 4(2) of the Securities Act was based on the fact that the issuance of the securities did not involve a "public offering". Each offering was not a "public offering" as defined in Section 4(2) due to the number of persons involved in the deal, the size of the offering, the manner of the offering and the number of securities offered. We did not undertake an offering in which we sold a high number of shares to a significant number of investors. In addition, the investors had the necessary investment intent as required by Section 4(2) since they agreed to and received a share certificate bearing a legend stating that the shares are restricted pursuant to Rule 144 under the Securities Act. This restriction ensures that these shares will not be immediately redistributed into the market and will therefore not be part of a "public offering". The investors negotiated the terms of the transactions directly with our executive officers. No general solicitation was used, no commission or other remuneration was paid in connection with these transactions, and no underwriter participated. Based on an analysis of the above factors, these transactions were effected in reliance on the exemption from registration provided in Section 4(2) of the Securities Act for transactions not involving any public offering.

Our reliance upon the exemption under Rule 903 of Regulation S of the Securities Act was based on the fact that the sales of the securities were completed in an "offshore transaction", as defined in Rule 902(h) of Regulation S. We did not engage in any directed selling efforts, as defined in Regulation S, in the United States in connection with the sale of the securities. Each investor was not a U.S. person, as defined in Regulation S, and was not acquiring the securities for the account or benefit of a U.S. person.

Since our inception on December 4, 2008 we have made no purchases of our equity securities.

Description of Registrant's Securities to be Registered

Our authorized capital stock consists of 100,000,000 shares of common stock, $0.00001 par value.

Common Stock

As of the date of this report we had 53,700,000 shares of our common stock issued and outstanding.

Holders of our common stock have no preemptive rights to purchase additional shares of common stock or other subscription rights. Our common stock carries no conversion rights and is not subject to redemption or to any sinking fund provisions. All shares of our common stock are entitled to share equally in dividends from sources legally available, when, as and if declared by our Board of Directors, and upon our liquidation or dissolution, whether voluntary or involuntary, to share equally in our assets available for distribution to our security holders.

Our Board of Directors is authorized to issue additional shares of our common stock not to exceed the amount authorized by our Articles of Incorporation, on such terms and conditions and for such consideration as our Board may deem appropriate without further security holder action.

Voting Rights

Each holder of our common stock is entitled to one vote per share on all matters on which such stockholders are entitled to vote. Since the shares of our common stock do not have cumulative voting rights, the holders of more than 50% of the shares voting for the election of directors can elect all the directors if they choose to do so and, in such event, the holders of the remaining shares will not be able to elect any person to our Board of Directors.

Dividend Policy

Holders of our common stock are entitled to dividends if declared by our Board of Directors out of funds legally available for the payment of dividends. From our inception to November 30, 2009 we did not declare any dividends.

We do not intend to issue any cash dividends in the future. We intend to retain earnings, if any, to finance the development and expansion of our business. However, it is possible that our management may decide to declare a stock dividend in the future. Our future dividend policy will be subject to the discretion of our Board of Directors and will be contingent upon future earnings, if any, our financial condition, our capital requirements, general business conditions and other factors.

Indemnification of Directors and Officers

The only statute, charter provision, bylaw, contract, or other arrangement under which any controlling person, director or officer of us is insured or indemnified in any manner against any liability which he may incur in his capacity as such, is as follows:

  Article VIII of our Bylaws, filed as Exhibit 3.2 to this Prospectus; and
  Chapter 78 of the Nevada Revised Statutes (the "NRS").

Nevada Revised Statutes

Section 78.138 of the NRS provides for immunity of directors from monetary liability, except in certain enumerated circumstances, as follows:

"Except as otherwise provided in NRS 35.230, 90.660, 91.250, 452.200, 452.270, 668.045 and 694A.030, or unless the Articles of Incorporation or an amendment thereto, in each case filed on or after October 1, 2003, provide for greater individual liability, a director or officer is not individually liable to the corporation or its stockholders or creditors for any damages as a result of any act or failure to act in his capacity as a director or officer unless it is proven that:

(a) his act or failure to act constituted a breach of his fiduciary duties as a director or officer; and

(b) his breach of those duties involved intentional misconduct, fraud or a knowing violation of law."

Section 78.5702 of the NRS provides as follows:

1.     A corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, except an action by or in the right of the corporation, by reason of the fact that he is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses, including attorneys' fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with the action, suit or proceeding if he:

(a)     is not liable pursuant to NRS 78.138; or

(b)     acted in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.

2.     A corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses, including amounts paid in settlement and attorneys' fees actually and reasonably incurred by him in connection with the defense or settlement of the action or suit if he:

(a)     is not liable pursuant to NRS 78.138; or

(b)     acted in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the corporation.

To the extent that a director, officer, employee or agent of a corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in subsections 1 and 2, or in defense of any claim, issue or matter therein, the corporation shall indemnify him against expenses, including attorneys' fees, actually and reasonably incurred by him in connection with the defense.

Our Bylaws

Our bylaws provide that we will indemnify our directors and officers to the fullest extent not prohibited by Nevada law.

The general effect of the foregoing is to indemnify a control person, officer or director from liability, thereby making us responsible for any expenses or damages incurred by such control person, officer or director in any action brought against them based on their conduct in such capacity, provided they did not engage in fraud or criminal activity.

Financial Statements and Supplementary Data

C-STORE NETWORK, LLC

Financial Statements

(Expressed in US dollars)

Unaudited Balance Sheet as of December 31, 2009.........................................................................................................F-1

Unaudited Statements of Operations for the three and nine month periods ended December 31, 2009 and
December 31, 2008 and accumulated from March 31, 2008 (date of inception) to December 31, 2008..................................F-2

Unaudited Statements of Cash Flows for the nine month periods ended December 31, 2009 and December 31, 2008............F-3

Notes to the Financial Statements.................................................................................................................................F-4-5

Notes to the Financial Statements................................................................................................................................F-11-15

C-Store Network, LLC
(A Limited Liability Company)
Balance Sheets
(Expressed in US dollars)

	December 31,	March 31,
	2009	2009
	$	$
	(unaudited)

ASSETS

Current Assets

Prepaid expenses	8,457	8,457

Total Current Assets	8,457	8,457

Property and equipment (Note 3)	101,885	132,700

Total Assets	110,342	141,157

LIABILITIES AND MEMBER'S DEFICIT

Current Liabilities

Accounts payable	-	8,612
Accrued liabilities	1,715	-
Due to related party (Note 4)	-	760
Due to Global Fusion Media Inc. (Note 4)	381,983	311,375

Total Current Liabilities	383,698	320,747

Nature of Operations and Continuance of Business (Note 1)

Member's Deficit

Member's equity (Note 5)	1	1
Deficit	(273,357)	(179,591)

Total Member's Deficit	(273,356)	(179,590)

Total Liabilities and Member's Deficit	110,342	141,157

(The accompanying notes are an integral part of these financial statements)

C-Store Network, LLC
(A Limited Liability Company)
Statements of Operations
(Expressed in US dollars)
(unaudited)

	Three Months Ended	Three Months Ended	Nine Months Ended	Nine Months Ended	Accumulated from March 31, 2008 (Date of Inception) to December 31, 2009
	December 31,	December 31,	December 31,	December 31,
	2009	2008	2009	2008
	$	$	$	$	$

Revenue	-	-	-	14,326	14,326

Expenses

Amortization	13,091	2,787	38,820	6,554	53,931
Content services	-	-	-	5,000	6,470
Foreign exchange loss (gain)	13,744	(13,389)	33,311	(16,857)	13,666
Management fees	-	14,353	6,000	117,305	128,305
Network management	-	5,625	5,000	14,955	45,760
Office and general	-	1,070	126	3,005	4,038
Professional fees	1,716	100	6,216	999	8,880
Travel and promotion	-	6,379	4,293	9,091	26,633

Total Expenses	28,551	16,925	93,766	140,052	287,683

Net Loss for the Period	(28,551)	(16,925)	(93,766)	(125,726)	(273,357)

(The accompanying notes are an integral part of these financial statements)
F-2

C-Store Network, LLC
(A Limited Liability Company)
Statements of Cash Flows
(Expressed in US dollars)
(unaudited)

	Nine Months Ended	Nine Months Ended
	December 31,	December 31,
	2009	2008
	$	$

Operating Activities

Net loss	(93,766)	(140,052)

Adjustments to reconcile net loss to net cash used in operating activities:
Amortization	38,820	6,554

Changes in operating assets and liabilities:
Accounts payable and accrued liabilities	(6,897)	-
Due to related party	(760)	-

Net Cash Used In Operating Activities	(62,603)	(133,498)

Investing Activities

Acquisition of property and equipment	(8,005)	(37,604)

Net Cash Used In Investing Activities	(8,005)	(37,604)

Financing Activities

Advances from Global Fusion Media Inc.	70,608	171,101
Proceeds from issuance of member's unit	-	1

Net Cash Provided by Financing Activities	70,608	171,102

Change in Cash	-	-

Cash - Beginning of Period	-	-

Cash - End of Period	-	-

Supplemental Disclosures:
Interest paid	-	-
Income taxes paid	-	-

(The accompanying notes are an integral part of these financial statements)
F-3

C-Store Network, LLC
(A Limited Liability Company)
Notes to the Financial Statements
December 31, 2009
(Expressed in US dollars)
(unaudited)

  Nature of Operations and Continuance of Business

  C-Store Network, LLC (the "Company"), was incorporated on March 31, 2008 under the laws of the State of Nevada as a limited liability company, and is a wholly-owned subsidiary of Global Fusion Media Inc.

  The Company is in the business of providing in-location TV networks, known as "captive audience networks," which are designed to deliver both entertaining content and targeted advertising to each retail location via the internet. As shown in the financial statements, the Company is a Limited Liability Company, as defined by Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") 272,"Limited Liability Entities", and has not yet generated significant revenues from its intended business activities.

  These financial statements have been prepared on a going concern basis, which implies that the Company will continue to realize its assets and discharge its liabilities in the normal course of business. The Company has not generated significant revenues since inception and is unlikely to generate significant revenue or earnings in the immediate or foreseeable future. The continuation of the Company as a going concern is dependent upon the continued financial support from its shareholders, the ability of the Company to obtain necessary equity financing to continue operations, and the attainment of profitable operations. As at December 31, 2009, the Company has not generated significant revenues, has a working capital deficiency of $375,241 and has an accumulated loss of $273,357 since inception. These factors raise substantial doubt regarding the Company's ability to continue as a going concern. These financial statements do not include any adjustments to the recoverability and classification of recorded asset amounts and classification of liabilities that might be necessary should the Company be unable to continue as a going concern

  The Company will need additional working capital to continue or to be successful in any future business activities. Management plans to seek debt or equity financing, or a combination of both, to raise the necessary working capital.

  Summary of Significant Accounting Policies

Basis of Presentation

These financial statements are prepared in conformity with accounting principles generally accepted in the United States and are presented in US dollars, unless otherwise noted. The Company's fiscal year end is March 31.

Interim Financial Statements

The interim unaudited financial statements have been prepared in accordance with accounting principles generally accepted in the United States for interim financial information on the same basis as the annual financial statements and in the opinion of management, reflect all adjustments, which include only normal recurring adjustments, necessary to present fairly the Company's financial position, results of operations and cash flows for the periods shown. The results of operations for such periods are not necessarily indicative of the results expected for a full year or for any future period. They do not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements. Therefore, these financial statements should be read in conjunction with the Company's audited financial statements and notes thereto for the year ended March 31, 2009.

Use of Estimates

The preparation of financial statements in conformity with US generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. The Company regularly evaluates estimates and assumptions related to the useful life and recoverability of long-lived assets. The Company bases its estimates and assumptions on current facts, historical experience and various other factors that it believes to be reasonable under the circumstances, the results of which form the basis for making judgments about the carrying values of assets and liabilities and the accrual of costs and expenses that are not readily apparent from other sources. The actual results experienced by the Company may differ materially and adversely from the Company's estimates. To the extent there are material differences between the estimates and the actual results, future results of operations will be affected.

F-4

C-Store Network, LLC
(A Limited Liability Company)
Notes to the Financial Statements
December 31, 2009
(Expressed in US dollars)
(unaudited)

  Summary of Significant Accounting Policies (continued)

Property and Equipment

Property and equipment, consisting primarily of computer and equipment, is stated at cost and is amortization using the straight-line method over the estimated lives of three years.

Revenue Recognition

The Company recognizes revenue in accordance with ASC 604, "Revenue Recognition". Revenue consists of streaming advertising services. Revenue is recognized only when the price is fixed or determinable, persuasive evidence of an arrangement exists, the service is performed, and collectibility is reasonably assured.

Impairment of Long-lived Assets

In accordance with ASC 360, "Property Plant and Equipment", the Company tests long-lived assets or asset groups for recoverability when events or changes in circumstances indicate that their carrying amount may not be recoverable. Circumstances which could trigger a review include, but are not limited to: significant decreases in the market price of the asset; significant adverse changes in the business climate or legal factors; accumulation of costs significantly in excess of the amount originally expected for the acquisition or construction of the asset; current period cash flow or operating losses combined with a history of losses or a forecast of continuing losses associated with the use of the asset; and current expectation that the asset will more likely than not be sold or disposed significantly before the end of its estimated useful life. Recoverability is assessed based on the carrying amount of the asset and its fair value which is generally determined based on the sum of the undiscounted cash flows expected to result from the use and the eventual disposal of the asset, as well as specific appraisal in certain instances. An impairment loss is recognized when the carrying amount is not recoverable and exceeds fair value.

Foreign Currency Translation

The Company's functional currency and its reporting currency is the United States dollar and foreign currency transactions are primarily undertaken in Canadian dollars. Monetary balance sheet items expressed in foreign currencies are translated into US dollars at the exchange rates in effect at the balance sheet date. Non-monetary assets and liabilities are translated at historical rates. Revenues and expenses are translated at average rates for the period. Gains and losses arising on translation or settlement of foreign currency denominated transactions or balances are included in the determination of income.

Comprehensive Loss

ASC 220, "Comprehensive Income", establishes standards for the reporting and display of comprehensive loss and its components in the financial statements. As at December 31, 2009 and March 31, 2009, the Company had no items representing comprehensive loss.

Income Taxes

Under the provisions of the Internal Revenue Code and applicable state laws, the Company is not directly subject to income taxes; the results of its operations are included in the tax return of its member. Therefore, no provision for income tax expense has been included in the financial statements.

Financial Instruments and Fair Value Measures

Pursuant to ASC 820, "Fair Value Measurements and Disclosures" and ASC 825, "Financial Instruments", the Company's financial instruments consist principally of accounts payable and accrued liabilities, due to related party, and amounts due to Global Fusion Media Inc. The Company believes that the recorded values of all its financial instruments approximate their current fair values because of their nature and respective maturity dates or durations.

F-5

C-Store Network, LLC
(A Limited Liability Company)
Notes to the Financial Statements
December 31, 2009
(Expressed in US dollars)
(unaudited)

  Summary of Significant Accounting Policies (continued)

  Recent Accounting Pronouncements

  In June 2009, the FASB issued guidance now codified as FASB ASC Topic 105, "Generally Accepted Accounting Principles", as the single source of authoritative accounting principles recognized by the FASB to be applied by nongovernmental entities in the preparation of financial statements in conformity with U.S. GAAP, aside from those issued by the SEC. ASC 105 does not change current U.S. GAAP, but is intended to simplify user access to all authoritative U.S. GAAP by providing all authoritative literature related to a particular topic in one place. The adoption of ASC 105 did not have a material impact on the Company's financial statements, but did eliminate all references to pre-codification standards

  The Company has implemented all new accounting pronouncements that are in effect and that may impact its financial statements and does not believe that there are any other new accounting pronouncements that have been issued that might have a material impact on its financial position or results of operations.

  Property and Equipment

			December 31,	March 31,
			2009	2009
		Accumulated	Net Carrying	Net Carrying
	Cost	Amortization	Value	Value
	$	$	$	$

Computer equipment	16,147	7,921	8,226	12,281
Equipment	139,669	46,010	93,659	120,419
	155,816	53,931	101,885	132,700

  Related Party Transactions

  As at December 31, 2009, the Company owed $177,627 (March 31, 2009 - $149,651) and US$204,356 (Cdn$214,772) (March 31, 2009 - $161,724 (Cdn$203,983)) to Global Fusion Media Inc. ("Global"), the parent company, for expenditures made on behalf of the Company. This amount is unsecured, non-interest bearing and due on demand.

  As at December 31, 2009, the Company owed $nil (March 31, 2009 - $760 (Cdn$949)) to the Vice President of the Company for expenses paid on behalf of the Company. This amount is unsecured, non-interest bearing and due on demand.

F-6

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders of
C-Store Network, LLC
(A limited liability company)

We have audited the accompanying balance sheet of C-Store Network, LLC (a limited liability company) as of March 31, 2009, and the related statements of operations, member's deficit, and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as of March 31, 2009, and the results of its operations and its cash flows for the year then ended, in conformity with accounting principles generally accepted in the United States.

The accompanying financial statements have been prepared assuming the Company will continue as a going concern. As discussed in Note 1 to the financial statements, the Company has not generated significant revenues, has a working capital deficit, and has incurred operating losses since inception. These factors raise substantial doubt about the Company's ability to continue as a going concern. Management's plans in regard to these matters are also discussed in Note 1 to the financial statements. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ SATURNA GROUP CHARTERED ACCOUNTANTS LLP
Saturna Group Chartered Accountants LLP

Vancouver, Canada

January 29, 2010

C-Store Network, LLC
(A Limited Liability Company)
Balance Sheet
(Expressed in US Dollars)

March 31,
2009
$

ASSETS

Current Assets

Prepaid expenses	8,457

Total Current Assets	8,457

Property and equipment (Note 3)	132,700

Total Assets	141,157

LIABILITIES AND MEMBER'S DEFICIT

Current Liabilities

Accounts payable	8,612
Due to related party (Note 4)	760
Due to Global Fusion Media Inc. (Note 4)	311,375

Total Current Liabilities	320,747

Nature of Operations and Continuance of Business (Note 1)

Member's Deficit

Member's Equity (Note 5)	1
Deficit	(179,591)

Total Member's Deficit	(179,590)

Total Liabilities and Member's Deficit	141,157

(The accompanying notes are an integral part of these financial statements)

C-Store Network, LLC
(A Limited Liability Company)
Statement of Operations
(Expressed in US Dollars)

Year Ended
`	March 31,
2009
$

Revenue	14,326

Expenses

Amortization	15,111
Content services	6,470
Foreign exchange gain	(19,645)
Management fees	122,305
Network management	40,760
Office and general	3,912
Professional fees	2,664
Travel and promotion	22,340

Total Expenses	193,917

Net Loss for the Year	(179,591)

(The accompanying notes are an integral part of these financial statements)

C-Store Network, LLC
(A Limited Liability Company)
Statement of Member's Deficit
For the Period from March 31, 2008 (Date of Inception) to March 31, 2009
(Expressed in US dollars)

	Units	Amount	Deficit	Total
	#	$	$	$

Balance, March 31, 2008 (Date of Inception)	-	-	-	-

Issue of member's unit for cash	1	1	-	1

Net loss for the year	-	-	(179,591)	(179,591)

Balance, March 31, 2009	1	1	(179,591)	(179,590)

(The accompanying notes are an integral part of these financial statements)

C-Store Network, LLC
(A Limited Liability Company)
Statement of Cash Flows
(Expressed in US Dollars)

Year Ended
March 31,
2009
$

Operating Activities

Net loss	(179,591)

Adjustments to reconcile net loss to net cash used in operating activities:
Amortization	15,111

Changes in operating assets and liabilities:
Prepaid expenses	(8,457)
Accounts payable	8,612
Due to related party	760

Net Cash Used In Operating Activities	(163,565)

Investing Activities

Acquisition of property and equipment	(147,811)

Net Cash Used In Investing Activities	(147,811)

Financing Activities

Advances from Global Fusion Media Inc.	311,375
Proceeds from issuance of member's unit	1

Net Cash Provided by Financing Activities	311,376

Change in Cash	-

Cash - Beginning of Year	-

Cash - End of Year	-

Supplemental Disclosures:
Interest paid	-
Income taxes paid	-

(The accompanying notes are an integral part of these financial statements)

C-Store Network, LLC
(A Limited Liability Company)
Notes to the Financial Statements
March 31, 2009
(Expressed in US dollars)

  Nature of Operations and Continuance of Business

  C-Store Network, LLC (the "Company"), was incorporated on March 31, 2008 under the laws of the State of Nevada as a limited liability company, and is a wholly-owned subsidiary of Global Fusion Media Inc.

  The Company is in the business of providing in-location TV networks, known as "captive audience networks," which are designed to deliver both entertaining content and targeted advertising to each retail location via the internet. As shown in the financial statements, the Company is a Limited Liability Company, as defined by the American Institute of Certified Public Accountants ("AICPA") Practice Bulletin 14, "Accounting and Reporting by Limited Liability Companies and Limited Liability Partnerships", and has not yet generated significant revenues from its intended business activities.

  These financial statements have been prepared on a going concern basis, which implies that the Company will continue to realize its assets and discharge its liabilities in the normal course of business. The Company has not generated significant revenues since inception and is unlikely to generate significant revenue or earnings in the immediate or foreseeable future. The continuation of the Company as a going concern is dependent upon the continued financial support from its shareholders, the ability of the Company to obtain necessary equity financing to continue operations, and the attainment of profitable operations. As at March 31, 2009, the Company has not generated significant revenues, has a working capital deficiency of $312,290 and has an accumulated loss of $179,591 since inception. These factors raise substantial doubt regarding the Company's ability to continue as a going concern. These financial statements do not include any adjustments to the recoverability and classification of recorded asset amounts and classification of liabilities that might be necessary should the Company be unable to continue as a going concern

  The Company will need additional working capital to continue or to be successful in any future business activities. Therefore, continuation of the Company as a going concern is dependent upon obtaining the additional working capital necessary to accomplish its objective. Management plans to seek debt or equity financing, or a combination of both, to raise the necessary working capital.
  Summary of Significant Accounting Principles

  Basis of Presentation

  These financial statements are prepared in conformity with accounting principles generally accepted in the United States and are presented in US dollars, unless otherwise noted. The Company's fiscal year end is March 31.

  Estimates

  The preparation of financial statements in conformity with US generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. The Company regularly evaluates estimates and assumptions related to the useful life and recoverability of long-lived assets. The Company bases its estimates and assumptions on current facts, historical experience and various other factors that it believes to be reasonable under the circumstances, the results of which form the basis for making judgments about the carrying values of assets and liabilities and the accrual of costs and expenses that are not readily apparent from other sources. The actual results experienced by the Company may differ materially and adversely from the Company's estimates. To the extent there are material differences between the estimates and the actual results, future results of operations will be affected.

  Property and Equipment

  Property and equipment, consisting primarily of computer and equipment, is stated at cost and is amortization using the straight-line method over the estimated lives of three years.

  Revenue Recognition

  The Company recognizes revenue in accordance with Securities and Exchange Commission ("SEC") Staff Accounting Bulletin No. 104, "Revenue Recognition in Financial Statements". Revenue consists of streaming advertising services. Revenue is recognized only when the price is fixed or determinable, persuasive evidence of an arrangement exists, the service is performed, and collectibility is reasonably assured.

C-Store Network, LLC
(A Limited Liability Company)
Notes to the Financial Statements
March 31, 2009
(Expressed in US dollars)

  Summary of Significant Accounting Principles (continued)

  Impairment of Long-lived Assets

  In accordance with Statement of Financial Accounting Standards ("SFAS") No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets", the Company tests long-lived assets or asset groups for recoverability when events or changes in circumstances indicate that their carrying amount may not be recoverable. Circumstances which could trigger a review include, but are not limited to: significant decreases in the market price of the asset; significant adverse changes in the business climate or legal factors; accumulation of costs significantly in excess of the amount originally expected for the acquisition or construction of the asset; current period cash flow or operating losses combined with a history of losses or a forecast of continuing losses associated with the use of the asset; and current expectation that the asset will more likely than not be sold or disposed significantly before the end of its estimated useful life. Recoverability is assessed based on the carrying amount of the asset and its fair value which is generally determined based on the sum of the undiscounted cash flows expected to result from the use and the eventual disposal of the asset, as well as specific appraisal in certain instances. An impairment loss is recognized when the carrying amount is not recoverable and exceeds fair value.

  Foreign Currency Translation

  The Company's functional currency and its reporting currency is the United States dollar and foreign currency transactions are primarily undertaken in Canadian dollars. Monetary balance sheet items expressed in foreign currencies are translated into US dollars at the exchange rates in effect at the balance sheet date. Non-monetary assets and liabilities are translated at historical rates. Revenues and expenses are translated at average rates for the period. Gains and losses arising on translation or settlement of foreign currency denominated transactions or balances are included in the determination of income.

  Comprehensive Loss

  SFAS No. 130, "Reporting Comprehensive Income", establishes standards for the reporting and display of comprehensive loss and its components in the financial statements. As at March 31, 2009, the Company had no items representing comprehensive loss.

  Financial Instruments and Fair Value Measures

  SFAS No. 157, "Fair Value Measurements", requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value. SFAS No. 157 establishes a fair value hierarchy based on the level of independent, objective evidence surrounding the inputs used to measure fair value. A financial instrument's categorization within the fair value hierarchy is based upon the lowest level of input that is significant to the fair value measurement. SFAS No. 157 prioritizes the inputs into three levels that may be used to measure fair value:

  Level 1

  Level 1 applies to assets or liabilities for which there are quoted prices in active markets for identical assets or liabilities.

  Level 2

  Level 2 applies to assets or liabilities for which there are inputs other than quoted prices that are observable for the asset or liability such as quoted prices for similar assets or liabilities in active markets; quoted prices for identical assets or liabilities in markets with insufficient volume or infrequent transactions (less active markets); or model-derived valuations in which significant inputs are observable or can be derived principally from, or corroborated by, observable market data.

  Level 3

  Level 3 applies to assets or liabilities for which there are unobservable inputs to the valuation methodology that are significant to the measurement of the fair value of the assets or liabilities.

  The Company's financial instruments consist principally of accounts payable, due to related party, and amounts due to Global Fusion Media Inc. The Company believes that the recorded values of all its financial instruments approximate their current fair values because of their nature and respective maturity dates or durations.

  Income Taxes

  Under the provisions of the Internal Revenue Code and applicable state laws, the Company is not directly subject to income taxes; the results of its operations are includable in the tax return of its member. Therefore, no provision for income tax expense has been included in the financial statements.

C-Store Network, LLC
(A Limited Liability Company)
Notes to the Financial Statements
March 31, 2009
(Expressed in US dollars)

  Summary of Significant Accounting Principles (continued)

  Recent Accounting Pronouncements

  In June 2009, the Financial Accounting Standards Board ("FASB") issued SFAS No. 168, "The FASB Accounting Standards Codification and the Hierarchy of Generally Accepted Accounting Principles - a replacement of FASB Statement No. 162". The FASB Accounting Standards Codification (the "Codification") will become the source of authoritative US GAAP recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal securities laws are also sources of authoritative US GAAP for SEC registrants. On the effective date of this statement, the Codification will supersede all then-existing non-SEC accounting and reporting standards. All other non-grandfathered non-SEC accounting literature not included in the Codification will become non-authoritative. This statement is effective for financial statements issued for interim and annual periods ending after September 30, 2009. The adoption of this statement is not expected to have a material effect on the Company's financial statements.

  In June 2009, the FASB issued SFAS No. 167, "Amendments to FASB Interpretation No. 46(R)". The objective of this statement is to improve financial reporting by enterprises involved with variable interest entities. This statement addresses (1) the effects on certain provisions of FASB Interpretation No. 46 (revised December 2003), "Consolidation of Variable Interest Entities", as a result of the elimination of the qualifying special-purpose entity concept in SFAS No. 166, "Accounting for Transfers of Financial Assets", and (2) concern about the application of certain key provisions of FASB Interpretation No. 46(R), including those in which the accounting and disclosures under the Interpretation do not always provide timely and useful information about an enterprise's involvement in a variable interest entity. This statement is effective as of the beginning of each reporting entity's first annual reporting period that begins after November 15, 2009, for interim periods within that first annual reporting period, and for interim and annual reporting periods thereafter. Earlier application is prohibited. The adoption of this statement is not expected to have a material effect on the Company's financial statements.

  In June 2009, the FASB issued SFAS No. 166, "Accounting for Transfers of Financial Assets - an amendment of FASB No. 140". The object of this statement is to improve the relevance, representational faithfulness, and comparability of the information that a reporting entity provides in its financial statements about a transfer of financial assets; the effects of a transfer on its financial position, financial performance, and cash flows; and a transferor's continuing involvement, if any, in transferred financial assets. This statement addresses (1) practices that have developed since the issuance of SFAS No. 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities", that are not consistent with the original intent and key requirements of that statement and (2) concerns of financial statement users that many of the financial assets (and related obligations) that have been derecognized should continue to be reported in the financial statements of transferors. SFAS No. 166 must be applied as of the beginning of each reporting entity's first annual reporting period that begins after November 15, 2009, for interim periods within that first annual reporting period and for interim and annual reporting periods thereafter. Earlier application is prohibited. This statement must be applied to transfers occurring on or after the effective date. Additionally, on and after the effective date, the concept of a qualifying special-purpose entity is no longer relevant for accounting purposes. The disclosure provisions of this statement should be applied to transfers that occurred both before and after the effective date of this statement. The adoption of this statement is not expected to have a material effect on the Company's financial statements.

  In May 2009, FASB issued SFAS No. 165, "Subsequent Events". SFAS No. 165 establishes general standards of for the evaluation, recognition and disclosure of events and transactions that occur after the balance sheet date. Although there is new terminology, the standard is based on the same principles as those that currently exist in the auditing standards. The standard, which includes a new required disclosure of the date through which an entity has evaluated subsequent events, is effective for interim or annual periods ending after June 15, 2009. The adoption of this statement is not expected to have a material effect on the Company's financial statements.

  In May 2008, the FASB issued SFAS No. 162, "The Hierarchy of Generally Accepted Accounting Principles". SFAS No. 162 identifies the sources of accounting principles and the framework for selecting the principles to be used in the preparation of financial statements of nongovernmental entities that are presented in conformity with US GAAP. It is effective November 15, 2008. The adoption of this statement did not have a material effect on the Company's financial statements.

C-Store Network, LLC
(A Limited Liability Company)
Notes to the Financial Statements
March 31, 2009
(Expressed in US dollars)
  Summary of Significant Accounting Principles (continued)

  Recent Accounting Pronouncements (continued)

  In May 2008, the FASB issued SFAS No. 162, "The Hierarchy of Generally Accepted Accounting Principles". SFAS No. 162 identifies the sources of accounting principles and the framework for selecting the principles to be used in the preparation of financial statements of nongovernmental entities that are presented in conformity with US GAAP. It is effective November 15, 2008. The adoption of this statement did not have a material effect on the Company's financial statements.

  In March 2008, the FASB issued SFAS No. 161, "Disclosures about Derivative Instruments and Hedging Activities - an amendment to FASB Statement No. 133". SFAS No. 161 is intended to improve financial standards for derivative instruments and hedging activities by requiring enhanced disclosures to enable investors to better understand their effects on an entity's financial position, financial performance, and cash flows. Entities are required to provide enhanced disclosures about: (a) how and why an entity uses derivative instruments; (b) how derivative instruments and related hedged items are accounted for under Statement 133 and its related interpretations; and (c) how derivative instruments and related hedged items affect an entity's financial position, financial performance, and cash flows. It is effective for financial statements issued for fiscal years beginning after November 15, 2008, with early adoption encouraged. The adoption of this statement is not expected to have a material effect on the Company's financial statements.

  In December 2007, the FASB issued SFAS No. 141 (revised 2007) "Business Combinations". SFAS No. 141 (revised 2007) establishes principles and requirements for how the acquirer of a business recognizes and measures in its financial statements the identifiable assets acquired, the liabilities assumed, and any non-controlling interest in the acquiree. SFAS No. 141 (revised 2007) also provides guidance for recognizing and measuring the goodwill acquired in the business combination and determines what information to disclose to enable users of the financial statements to evaluate the nature and financial effects of the business combination. SFAS No. 141 (revised 2007) will become effective for the fiscal year beginning after December 15, 2008. The adoption of this statement is not expected to have a material effect on the Company's financial statements.

  In December 2007, the FASB issued SFAS No. 160, "Non-controlling Interests in Consolidated Financial Statements-an amendment of ARB No. 51". SFAS No. 160 establishes accounting and reporting standards for the non-controlling interest in a subsidiary and for the deconsolidation of a subsidiary. SFAS No. 160 will become effective for the fiscal year beginning after December 15, 2008. The adoption of this statement is not expected to have a material effect on the Company's financial statements.

  The Company does not expect the adoption of any other recently issued accounting pronouncements to have a material effect on the Company's financial statements.
  Property and Equipment

			March 31,
			2009
		Accumulated	Net Carrying
	Cost	Amortization	Value
	$	$	$

Computer equipment	16,147	3,866	12,281
Equipment	131,664	11,245	120,419
	147,811	15,111	132,700

  Related Party Transactions

  As at March 31, 2009, the Company owed US$149,651 and US $161,724 (Cdn $203,983) to Global Fusion Media Inc. ("Global"), the parent company, for expenditures made on behalf of the Company. This amount is unsecured, non-interest bearing and due on demand.

  As at March 31, 2009, the Company owed $760 (Cdn 949) to the Vice President of the Company for expenses paid on behalf of the Company. This amount is unsecured, non-interest bearing and due on demand.

C-Store Network, LLC
(A Limited Liability Company)
Notes to the Financial Statements
March 31, 2009
(Expressed in US dollars)

  Member's Equity

  On August 1, 2008, the Company issued one member's unit for proceeds of $1 to Global.

  Economic Dependence

  100% of revenue was earned from one customer.

Changes in and Disagreements with Accountants on Accounting and Financial Disclosure

We have not had any changes in or disagreements with our independent public accountants during the last two fiscal years.

Item 5.03     Amendment to Articles of Incorporation; Change in Fiscal Year

On May 4, 2010 we filed a certificate of amendment with the Nevada secretary of State to change our name from Costa Rica Paradise Inc., to Convenience TV Inc. The change is effective right away, but will not be reflected in our trading symbol until it is processed by FINRA. Once processed, we will be provided with a new trading symbol.

In connection with the closing of the share exchange, on May 5, 2010 we changed our fiscal year end to March 31. The acquisition of C-Store is deemed to be a reverse acquisition for accounting purposes, with C-Store, the acquired entity, regarded as the predecessor entity as of May 5, 2010. Starting with the periodic report for the quarter in which the acquisition of C-Store was completed, we will file annual and quarterly reports based on the March 31 fiscal year end of C-Store. Such financial statements will depict the operating results of C-Store, including the acquisition of Convenience TV Inc., from C-Store's inception on March 31, 2008.

In reliance on Section III F of the SEC's Division of Corporate Finance: Frequently Requested Accounting and Financial Reporting Interpretations and Guidance dated March 31, 2001, we do not intend to file a transition report covering the period from January 1, 2010 through March 31, 2010 to reflect the change in fiscal year end.

Item 5.06     Change in Shell Company Status

As a result of the consummation of the share exchange described in Item 2.01 of this Current Report on Form 8-K, we believe that we are no longer a "shell company", as that term is defined in Rule 405 under the Securities Act and Rule 12b-2 under the Exchange Act.

Item 5.07     Submission of Matters to a Vote of Security Holders

On April 29, 2010 we received approval, in writing and without convening a meeting, from a holder of 61.5% of our voting securities to change our name from Costa Rica Paradise Inc., to Convenience TV Inc., and to effect a forward split of our common stock on a 7 for 1 basis.

Item 9.01     Financial Statements and Exhibits

(a)     Financial Statements of Businesses Acquired.

In accordance with Item 9.01(a), the audited financial statements of C-Store for the period from March 31, 2008 (inception) to March 31, 2009 as well as the unaudited financial statements of C-Store for the period ended December 31, 2009 are filed in this Current Report on Form 8-K under the heading "Financial Statements and Supplementary Data".

(d)     Exhibits.

The exhibits listed in the following Exhibit Index are filed as part of this Current Report on Form 8-K:
Exhibit No.	Description
2.1	Acquisition Agreement with Global Fusion Media Inc., dated April 1, 2010 (1)
3.1	Articles of Incorporation of Convenience TV Inc. (formerly Costa Rica Paradise Inc.) (2)
3.2	Certificate of Amendment filed with the Nevada Secretary of State on May 4, 2010
3.3	Bylaws of Convenience TV Inc. (formerly Costa Rica Paradise Inc.) (2)
10.1	Share Cancellation Agreement with Rhonda Esparza dated May 5, 2010
21	List of Subsidiaries: C-Store Network, LLC.

(1)     Included as an exhibit to our Current Report on Form 8-K filed on April 9, 2010.

(2)     Included as an exhibit to our Registration Statement on Form S-1 filed on February 2, 2009.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 10, 2010	CONVENIENCE TV INC.

	By:	/s/ NORMAN KNOWLES
Norman Knowles
President, Chief Executive Officer, and Director